Credit Suisse Future of Energy Conference June 3, 2010 1 Exhibit 99.1

Peter Mainz-CEO and President Jeff Kyle- CFO Jim Hilty- VP, Business Development 2

Safe Harbor Statement
The statements made during this presentation, other than historical facts, are made in reliance on the safe-
harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters. We cannot assure you that the expectations expressed or implied in these forward-looking statements will turn out to be accurate. Our actual results could be materially different from our operations because of various risks. These risks include our susceptibility to macroeconomic downturns in the United States and abroad, conditions in the residential, commercial and industrial construction markets and in the automotive industry, our dependence on new product development and intellectual property, and our dependence on independent distributors and third-party contract manufacturers, automotive vehicle production levels and schedules, our substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, our ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which we operate, customer cancellations and other factors beyond the Company’s control.
We encourage you to review our annual report on Form 10-K, which discusses in greater detail our results of operations for the most recently completed fiscal year and consider the risks that relate to any of our forward-
looking statements.

Experience
Over a century of experience serving global utilities and 100 million meters installed
A leader in innovative technology solutions that enable intelligent use and conservation of critical energy and water resources.
Technology
Advanced technology and communications for data collection, control and metering
Global
Global footprint on five continents with operations and activities in many countries
Proven
Proven technology with 7 Million SmartPoint™ devices deployed at over 225 utilities

About Sensus
• Record $866 million of Net Sales
in FY 2010; 9% 5 yr. CAGR
• Record $128 million Adjusted
EBITDA*; 15% margin
• A market leader in the
• NA Smart Grid market
• Global Water market
• NA Gas market
• Nearly 4,000 employees
worldwide
• Headquarters in Raleigh, N.C.
* See Appendix: Non-GAAP Measures

Market Environment 6

• Energy and water - under pressure
• Utilities - under pressure
• Consumers - increased control
• Politicians and regulators - under pressure
• Aging infrastructure - upgrade required
• Demand growth certain - local and global
• Electric cars, renewable/distributed generation
• Conservation and efficiency - being mandated
• Evolving market drivers require innovative technology solutions
– Technology enables massive scale deployments
– Governments’ stimulants to accelerate on a global basis

Today’s Market Environment

• Extensive portfolio of advanced metering products for all utility types
– iCON
®
- advanced solid state electric meter
– iPERL™ - next generation water measurement technology
– SONIX
®
- ultrasonic gas meter
• Advanced long-range, high-powered radio communications network (FlexNet™)
– Protected, primary-use FCC licensed radio spectrum can cover all utility applications
– Avoids interference in the crowded public spectrum bands used by mesh networks
– Reliable for utilities’ “mission critical” applications, e.g. distribution automation
– Software defined radio enables over-the-air upgrades
• Distribution Automation (DA) devices and software
– Connects using integrated Sensus communications network
– Interfaces with utility SCADA system
– Integrated with all major DA equipment manufacturers
• Demand Response and Home Area Network solutions
– Connect directly to the network or through electric meter via other communications, e.g. Zigbee
• Fully integrated solution
– Communications, software, meters, distribution automation devices, demand response and Home
Area Network solutions
• Extensive offering portfolio for all utility types
– Electric, water, gas and combination utilities
Sensus’ Differentiated Offering

Distributed Generation Distributed Generation
(Wind/Solar/Other)

Home
Energy
Gateways
Backend Backend
Endpoints
Layer
Control &
Management
Layer
Performance and
Supervisory
Layer
Thermostat
ZigBee
Chip
Thermostat
Redundant
RNI
TGB
Gas
Meter
Billing
Systems
Network
Performance
Load
Management
Gas Water Electric
Data
Backhaul
Distribution
Automation
and
Asset Management
TGB
The Sensus Smart Grid Solution
Water
Meter
Electric
Meter

•
Advanced long-range, high-power radio communications technology
– Deployed using a star-based “point-to-point” structure; not a mesh system
– Cost efficiently covers both urban and rural environments and all terrains
•
Protected, primary-use FCC licensed radio spectrum
– Eliminates interference inherent in crowded public spectrum bands
•
Software defined radio
– Enables cost efficient and flexible over-the-air upgradability, unlike a chipset based radio
– “Future-proofs” the utility’s investment
•
Fast, dedicated, application specific communications channels
– Essential for “mission critical” applications requiring low latency, e.g. distribution automation
•
Resilient, minimal infrastructure
– Fully redundant end-to-end architecture. Robust infrastructure to withstand natural disasters.
– Lowest initial installation and ongoing operating and maintenance costs
•
Advanced security
– State-of-the-art key encryption at meter level; set at point of manufacture
•
FlexNet™ communications solution can cover all utility applications
– Metering, distribution automation, demand response, Home Area Networks and emerging technologies
– 2-way direct communications with battery powered water and gas meters
Sensus’ Technology Advantages

Total North America
Automated Meters
(units in millions)
400
350
300
250
200
150
100
50
-
175
82
100
44
80
39
355
165
Electric
Water
Gas
Total

Technology Transition Is Underway
• Transition to AMI & Smart Meters is
underway
• 165 million of the estimated 355
million installed meters in NA have
been converted to some type of
automated metering
• Estimated that only 15 million of the
165 million are 2-way “Smart
Meters”
• Early 1-way AMR installations must
be replaced to make them
AMI/Smart Grid compatible
• 2.7 billion global meter installed
base is growing, but is mostly
non-automated meters
Sources:  “The Scott AMR Report: AMR Deployments in North America, 4th Quarter 2009”, IMS
Research “The World Market for Utility Meters – 2009 Edition” ; IMS Research “The Americas
Market  for Utility Meters & AMR Systems” Report – 2006 Edition; and Management estimates.
Global Meter Installed Base (units in millions)
1,277
976 442 2,695

SOUTHERN COMPANY

Portland General Electric

ATMOS energy

NVEnergy

ALLIANT ENERGY

sensus

Building the Smart Grid…Today
• 225 Smart Grid projects completed
or in-process
• 37 States
• 2 Canadian Provinces
• 2 European countries
• 7 million SmartPoint™ devices
installed
•
13 million SmartPoint™
devices
when all current projects complete

(units in millions)
7
6
5
4
3
2
1
0
3/07
6/07
9/07
12/07
3/08
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
Cumulative SmartPoints Shipped (Electric + Water + Gas)

sensus

Sensus
SmartPoint™
Deployments
• Dramatic growth in electric
Sensus SmartPoint
TM
device
deployments
• Electric growth driven by 2-way
Smart Grid deployments, not
basic AMR
•
Electric AMI market share
increased from 3% to 23% in
two years
• Water market transitioning from
basic AMR to 2-way smart
metering
• Tier-I CEM approach enables
rapid scalability
Source:  The Scott Report: AMR Deployments in North America and Sensus

SENSUS

常州通用自来水有限公司
CHANGZHOU CGE WATER CO.,LTD.

VEOLIA
EAU

CITY OF GAHANNA

suez environnement

sabesp

METROPOLITAN GOVERNMENT OF NASHVILLE AND DAVIDSON COUNTY

Agbar

SENSUS

A Global Water Metering Leader
Global Market
Market Size: $2.3 billion
• Scarcity of water and conservation
initiatives are global factors
• Key markets of North America (22%
share) and Europe (25% share) are driven
by water meter replacement programs
• Technology is a driver both for residential
and commercial & industrial applications
– 2-Way water communications network
– iPERL™ water management device
Source: IMS Research Report 2008; management estimates.
Note: Market shares based on revenue.

16%

Financial Overview 15

Water Metering
39%
Gas Metering
7%
Precision
Die Casting
7%
Clamps &
Couplings
7%
Water Metering
60%
Gas Metering
12%
Precision
Die Casting
7%
Clamps &
Couplings
10%
Evolution of Net Sales
Fiscal Year 2004 Net Sales Fiscal Year 2010 Net Sales
Conservation Solutions
11%
$59M
Conservation Solutions
40%
$348M, up 490%
Net Sales: $529M Net Sales: $866M
(Fiscal year ended March 31)

Global Reach
Over 40 facilities on five continents and nearly 4,000 people
Text
FY10 $611
FY04 $349
FY10 $15
FY04 $7
FY10 $28
FY04 $12
FY10 $43
FY04 $9

Net Sales by Geography (US$ in millions)
FY10 $169
FY04 $152

FY05-10: 9% CAGR

FY05-10: 7% CAGR

FY05-10: 17% CAGR

$92
$97
$94
$91
$102
$128
16%
16%
15%
13%
13%
15%
0%
5%
10%
15%
20%
25%
$0
$20
$40
$60
$80
$100
$120
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
$34
$47
$29
$51
$61
$73
$0
$10
$20
$30
$40
$50
$60
$70
$80
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
$572
$614
$631
$722
$792
$866
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
Strong Financial Track Record
Net Sales
(1) Net cash provided by operating activities as reported in the
Company SEC filings.
Adjusted EBITDA* margins improving as
leverage and scale drive operating results.
R&D investment rate increase approximately
25% from 2008 levels to 4.8% of net sales as
technology is introduced across the Utility
Infrastructure Systems product portfolios.
2008 Sensus launches FlexNet™ systems
and enters AMI Electric markets.
2009 revenue traction attained as market
share expands rapidly to 23% with 7 million
SmartPoint™ devices shipped within just over
2 years.
Fiscal Year Ended March 31 (US$ in millions)
Adjusted EBITDA * Operating Cash Flow
(1)
Continued drive on balance sheet efficiency
through working capital initiatives. Days sales
cycle improved over 100% since 2008.
Maintained investments in infrastructure and
software to support market strategies and
commitments.
* See Appendix: Non-GAAP Measures

Fiscal Year End March 31
(US$ in millions)
FY 2009 FY 2010
Percent
Change
Net Sales
$792 $866 + 9.3%
Gross Profit
$199 $247 + 24.1%
Gross Profit %
25.1% 28.5%
R&D Investment / Net Sales %
3.9% 4.8%
Adjusted EBITDA *
$102 $128 + 25.5%
Adjusted EBITDA % *
12.9% 14.8%
Backlog
$124 $134 + 8.1%
Average Sales Cycle (days)**
26 15 + 42.3%
Financial Highlights
*   See Appendix: Non-GAAP Measures
**  Sales Cycle =  Days Sales + Days  Inventory  - Days Payable

Over a Century
of providing
Technology to
Utilities
Serve Electric,
Water, Gas and
Combination
Utilities
Global
Business
Market
Leadership
Positions
Integrated
Metering and
Communications
Solutions
Protected,
FCC
Licensed
Spectrum
100 Million
Meters
deployed
Globally
7 Million
SmartPoint™
Devices
Deployed
Proven Business
Model with Solid
Financial Results
A leader in innovative technology solutions that enable intelligent use and conservation of critical energy and water resources.
A leader in innovative technology solutions that enable intelligent use and conservation of critical energy and water resources.

Thank You For more information visit: www.sensus.com 21

Appendices 22

Appendix: Financial Position
Fiscal Year End March 31
(US$ in millions )
FY 2008 FY 2009 FY 2010
FY % of
Capitalization
Cash $  38 $  38 $  59
Short-term loans $    6 $  5 $    5 1%
Term loans $174 $159 $186 26%
Sr. Subordinated Notes $275 $275 $275 38%
Total Debt $455 $439 $466 65%
Paid-in Capital $243 $245 $252 35%
Total Book Capitalization $698 $684 $718 100%
Adjusted EBITDA *
(1)
$  91 $102 $128
Adjusted EBITDA * / Interest
expense, net
(1)
2.4x 3.1x 2.9x
Net Debt / Adjusted EBITDA* 4.5x 3.7x 3.4x
* See Appendix: Non-GAAP Measures
(1)
As defined in the credit facility agreements.

Appendix: Non-GAAP Measures
• To enhance the comparability and usefulness of its financial information, the Company provides certain non-GAAP measures to describe more fully the results of its underlying business.
Specifically, the Company utilizes the measure of Adjusted EBITDA, which is defined as follows:
–
Adjusted EBITDA
is defined as consolidated earnings before
interest expense, depreciation and amortization, and income
taxes plus (a) restructuring costs, (b) management fees and (c)
acquisition-related costs, and adjusted for other nonrecurring items.
• Refer to the Company’s press release on Form 8-K dated May 7,
2010 for further discussion of non-GAAP measures.

Appendix: Non-GAAP Measures
A reconciliation of Adjusted EBITDA to consolidated net loss follows:
FY FY FY FY FY FY
Ended Ended Ended Ended Ended Ended
(US$ in millions) 3/31/2010 3/31/2009 3/31/2008 3/31/2007 3/31/2006 3/31/2005
Net sales $       865.6 $       791.9 $       722.0 $       631.4 $       613.9 $       569.8
Adjusted Gross Profit $       247.2 $       199.4 $       186.9 $       177.7 $       186.4 $       170.8
Consolidated net loss $        (5.0) $       (16.0) $         (6.4) $         (8.4) $         (3.2) $         (5.0)
Depreciation and amortization 45.5 46.6 47.7 48.1 42.4 39.8
Interest expense, net 43.6 39.9 41.8 42.4 39.3 36.7
Income tax provision (benefit) 7.7 0.7 (1.4) 0.5 8.2 8.3
Restructuring costs 25.9 9.9 7.0 8.5 7.2 8.1
Management fees 3.3 3.1 2.6 2.6 2.3 2.1
Acquisition-related costs 1.2 - - 0.1   - -
Loss on debt extinguishment 5.9 - - - - -
Other non-recurring items - 3.3 - - 1.1 0.9
Goodwill impairment - 14.4 - - - -
(Gain) loss from discontinued operations - - - (0.1) - 0.8
Adjusted EBITDA (excluding discontinued operations) $       128.1 $       101.9 $         91.3 $         93.7 $         97.3 $         91.7